UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 15, 2023
PRA Group, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware		000-50058	75-3078675
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

120 Corporate Boulevard
Norfolk,	Virginia		23502
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:	(888)	772-7326
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRAA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 7.01 Regulation FD Disclosure.

The outstanding senior notes of PRA Group, Inc. (the “Company,” “we,” “our”) are currently trading at significant discounts to their respective principal amounts. In order to reduce future cash interest payments and amounts due at maturity or upon redemption, the Company may, from time to time, purchase its outstanding senior notes for cash, in open market purchases, in privately negotiated transactions, through purchases made in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, or other methods, upon such terms and at such prices as the Company may determine. The Company will evaluate any such transactions considering then-existing market conditions, taking into account its current liquidity, its prospects for future access to capital and the covenants under its existing agreements and financing arrangements. The amounts involved in any such transactions, individually or in the aggregate, may be material.

Cautionary Note Regarding Forward-Looking Statements

Statements made in this Current Report on Form 8-K that are not historical in nature, including the Company’s plans with respect to the purchase of its outstanding senior notes, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on the Company’s current beliefs, projections, assumptions and expectations concerning future operations and financial performance. Such statements involve uncertainties and risks, some of which are not currently known to us, and may be superseded by future events that could cause actual results to differ materially from those expressed or implied in this presentation. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K and are qualified in their entirety by these cautionary statements. Information regarding risks and other factors that could cause the Company’s actual results to differ materially from its expectations can be found in its most recent Annual Report on Form 10-K and in subsequent SEC filings and should be considered in evaluating the forward-looking statements in this presentation. Except as required by law, the Company assumes no obligation to update or revise these statements to reflect changes in the events, conditions, or circumstances upon which any such forward-looking statements are based.

None of the information furnished in Item 7.01 of this Current Report on Form 8-K shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. Unless expressly set forth by specific reference in such filings, none of the information furnished in this Current Report on Form 8-K shall be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Group, Inc.

Date: May 15, 2023	By:	/s/ Peter M. Graham
Peter M. Graham
Executive Vice President and Chief Financial Officer